UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 1, 2005

Date of Report (Date of earliest event reported)

Cotton States Life Insurance Company

(Exact name of registrant as specified in its charter)

Georgia	002-39729	58-0830929

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Perimeter Center Parkway, N.E., Atlanta, Georgia	30346

(Address of principal executive offices)	(Zip Code)

(770) 391-8600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     On January 1, 2005, Cotton States Life Insurance Company (the “Company”) issued a press release announcing that the previously announced merger of the Company with a subsidiary of Country Life Insurance Company (“COUNTRY Life”) has been consummated effective January 1, 2005. As a result of the merger, the Company is now a subsidiary of COUNTRY Life and wholly-owned by COUNTRY Life and its affiliate. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     The following exhibits are being furnished as part of this Form 8-K:

Exhibit Number	Description
99.1	Press release of the Company dated January 3, 2005.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTTON STATES LIFE INSURANCE COMPANY
Date: January 3, 2005
	By:	/s/ William J. Barlow
William J. Barlow, Vice President of Finance and Controller

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